Exhibit 10.3
MASTER SUBSTITUTION AGREEMENT
(Revision Date 02/23/2009)
     THIS MASTER SUBSTITUTION AGREEMENT (this “Agreement”) is made to be effective as of the 23rd day of April, 2009, among DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a Delaware corporation (“Lender”), AVALONBAY TRAVILLE, LLC, a Maryland limited liability company (the “IDOT Guarantor”) and the entities identified on Schedule B attached hereto and incorporated herein by reference (each such entity is sometimes referred to individually as an “Original Borrower”, and all are sometimes referred to collectively as the “Original Borrowers”). An Original Borrower, the IDOT Guarantor or “New Borrower” described below, is sometimes referred to as a “Borrower”, and all Original Borrowers, the IDOT Guarantor and New Borrowers are sometimes referred to collectively as “Borrowers”.
RECITALS
     A. Lender has agreed to make certain loans to the Original Borrowers (each a “Loan” and collectively, the “Loans”) described in the Substitution Schedule described in Schedule A attached hereto and incorporated herein by reference.
     B. Each Loan will be secured by a Multifamily Mortgage, Deed to Secure Debt or Deed of Trust (a “Security Instrument”) encumbering the multifamily residential rental project identified in the Schedule A as an “Original Property” (collectively, the “Original Properties”).
     C. AvalonBay Communities, Inc. (“AvalonBay”) is a Borrower and each other Borrower is owned directly or indirectly 100% by an entity controlled by AvalonBay. Each Borrower is an affiliate of the other Borrowers.
     D. Each Loan will be subject to a Master Cross-Collateralization Agreement of even date with this Agreement and executed by each of the Borrowers (the “Cross-Collateralization Agreement”).
     E. The Original Borrowers have requested, and Lender has consented to, certain limited rights on the part of Borrowers to substitute other multifamily residential rental projects as security for Loans. The purpose of this Agreement is to set forth the terms and conditions of such limited rights.
     THEREFORE, Lender and the Borrowers agree as follows:
1.	Definitions. With respect to each Loan, terms used in this Agreement and not defined herein have the meanings given to those terms (i) in the Security Instrument initially securing such Loan until such time, if ever, that a “Substitute Security Instrument” is delivered with respect to such Loan; and thereafter (ii) in the then-effective Substitute Security Instrument. As used herein, a “Substitution” means the substitution of another multifamily residential rental project (the “Substitute Property”) for either an Original Property or a previously substituted Substitute Property (as applicable, the “To-Be-Released Property”), as security for a Loan, all in accordance with the terms and conditions of this Agreement.

2.	Substitution Requirements. Not more than seven (7) times in the aggregate during the period that any of the Loans remain outstanding (the “Substitution Number”), Lender will consent to a Substitution upon the Borrowers’ satisfaction, as determined by Lender in its sole, but reasonable, discretion based on Lender’s then-current underwriting standards, of all of the requirements set forth below.
(a)	The Borrower proposing to effect the Substitution must deliver to Lender a written request for Lender’s approval of the proposed Substitution, such written request (the “Substitution Request”) to be delivered to Lender not less than sixty (60) days prior to the proposed effective date of the requested Substitution. The Borrower’s Substitution Request must specifically identify the Loan to which the Substitution Request relates and the To-Be-Released Property, and must include all of the items set forth in subsections 2(i)(i) through (vii) below. The sixty (60) day period will not be calculated until Lender receives the requirements of this subsection and subsection 2(i) in full. Upon Borrowers’ written request, Lender will confirm in writing that Borrower has delivered all required items pursuant to this Section 2(a) and the date on which the sixty (60) day period commenced to run. The Borrower’s Substitution Request must be accompanied by a non-refundable review fee in the amount of $10,000. The Borrower may rescind its request for a Substitution by written notice to Lender at any time prior to implementation of the Substitution, as set forth in Section 4 below, but will not receive a refund of the review fee.

(b)	Lender will not consider Borrower’s Substitution Request if an Event of Default under any Loan Document has occurred and is continuing or if an event or condition that, with the giving of notice or the passage of time, or both, could constitute such an Event of Default exists.

(c)	As the Substitution rights under this Agreement are personal to the Original Borrowers, the IDOT Guarantor and to New Borrowers described herein, (i) all Borrowers must continue to be owned directly or indirectly 100% by an entity controlled by AvalonBay (or any successors to such entities permitted pursuant to Section 21(c) of the Security Instrument), and (ii) an entity controlled by AvalonBay (or a successor to such entity pursuant to Section 21(c) of the Security Instrument) must own, directly or indirectly, not less than a 51% managing interest in all Borrowers and must be the sole party controlling (directly or indirectly) the day to day management of the Borrower and operation of each Original Property and each Substitute Property.

(d)	The aggregate LTV, at the time of the Substitution, of (i) the Substitute Property, as determined by Lender using Lender’s then-standard underwriting procedures, including an evaluation of market condition, and (ii) all remaining Original Properties as the same may have been previously substituted in accordance with the terms hereof (collectively, the “New Pool”), may not exceed seventy percent (70%). As used herein, “LTV” means, the ratio, expressed as a percentage, of (1) the aggregate outstanding principal balance of the Loans attributable to the properties comprising the New Pool, to (2) the value of the properties comprising the New Pool, as determined by Lender using Lender’s then-standard underwriting procedures. In the event the Substitute Property fails to satisfy this requirement, Lender reserves the right, in its sole discretion, to accept the Substitute Property and require additional credit enhancement, including but not limited to additional guaranties, in such amounts as shall be determined by Lender using Lender’s then-standard underwriting procedures.

(e)	The aggregate DCR, at the time of the Substitution, of the New Pool, may not be less than 1.25:1.00, assuming the Loans are amortizing on a 30-year basis. As used herein, the term “DCR” means, the ratio, expressed as a percentage, of (A) the aggregate annual net operating income (“NOI”) from the operations of the properties comprising the New Pool, calculated on an annual basis based upon December 31 operating statements of such properties, using Lender’s standard underwriting procedures, to (B) the aggregate annual principal and interest payable on the Loans attributable to the properties comprising the New Pool. In the event the Substitute Property fails to satisfy this requirement, Lender reserves the right, in its sole discretion, to accept the Substitute Property and require additional credit enhancement, including but not limited to, additional guaranties, in such amounts as shall be determined by Lender using Lender’s then-standard underwriting procedures.

Notwithstanding the foregoing, not more than once in any twelve (12) month period in connection with a Substitution under this Agreement, a proposed Transfer of a Mortgaged Property (as such terms are defined in each Security Instrument) under Section 21(f) of the applicable Security Instrument or a release under Section 14 of the Cross —Collateralization Agreement, a Borrower may request that Lender calculate the DCR for purposes of the foregoing requirements using an updated NOI, under Lender’s standard underwriting procedures, provided that such Borrower (1) notifies Lender of such request and provides Lender with the applicable operating statements not less than ninety (90) days prior to the proposed Substitution, (2) pays to Lender a fee equal to the greater of (x) $1,800 per property in the New Pool or (y) $25,000 and (3) pays to Loan Servicer an aggregate fee equal to $7,500.

(f)	Lender will not consider a Substitution Request for a Substitution for which the effective date of such Substitution will occur earlier than twelve months after the date of the Note evidencing the Loan to which the Substitution relates. The Substitution must be completed no later than twelve (12) months prior to the Scheduled Maturity Date set forth in the Note evidencing the Loan to which the Substitution relates.

(g)	[Intentionally Deleted.]

(h)	The Substitute Property must be the same type of property as the To-Be-Released Property (i.e., a seniors housing property must be replaced with another seniors housing property and a multifamily property must be replaced with another multifamily property)

(i)	Lender must have received, and in its sole discretion approved the following, all meeting Lender’s then current requirements for such items:
(i)	a detailed description of the Substitute Property, including historical and year-to-date operating statements,

(ii)	a appraisal of the Substitute Property prepared by a member of the Appraisal Institute (Borrower acknowledges that Lender is not bound by any value set forth in such appraisal); provided, however, that Lender will not require an appraisal of the To-Be-Released Property,

(iii)	a Phase I environmental report on the Substitute Property, and, if, required by the Phase I environmental report, a Phase II environmental report,

(iv)	an engineering report on the Substitute Property (unless waived in writing by Lender),

(v)	a current ALTA/ACSM urban land survey of the Substitute Property,

(vi)	a commitment for a mortgagee’s title insurance policy to insure the first lien mortgage to be secured by and encumber the Substitute Property, in the form (including endorsements) required by Lender, and containing only such exceptions as are acceptable to Lender; provided, however, that Lender will not require Borrower to provide date down endorsements with respect to the other properties comprising the New Pool if no Supplemental Mortgage (as defined in the Security Instruments) is being granted at such time on any of the properties comprising the New Pool, and

(vii)	such other reports, certificates, and documents with respect to the Substitute Property as Lender at any time may require in its sole discretion.
(j)	The physical condition, market condition, and other aspects of the Substitute Property must be acceptable to Lender in Lender’s sole, but reasonable, discretion based on Lender’s then-standard underwriting requirements. Lender will not require an evaluation of the geographic diversity of the New Pool in connection with the Substitution, however, market factors and conditions will be evaluated in Lender’s sole, but reasonable, discretion.

(k)	Borrower must pay to Lender all of Lender’s and Loan Servicer’s attorneys’ fees (including imputed fees of Lender’s salaried attorneys) and all other out of pocket third party costs incurred by Lender in connection with the Substitution, including, but not limited to, all costs of engineering reports, appraisals and environmental reports, all title insurance charges and all recordation charges.

(l)	[Intentionally Deleted.]

(m)	[Intentionally Deleted.]

(n)	Notwithstanding Borrowers’ right, as set forth above to seven (7) Substitutions, at any time, the unpaid principal balance of the Loans secured by the Substitute Properties must not exceed $370,570,000.
3.	Implementation of Substitution Approval. If Lender consents to a Substitution in accordance with Section 2 of this Agreement, the Borrowers must comply with the requirements set forth below with respect to such Substitution.
(a)	Upon closing of the Substitution, the Borrower that requested the Substitution must pay (i) a Substitution approval fee to Lender equal to (0.15%) of the unpaid principal balance of the Loan to which the Substitution relates, but not to exceed $100,000 per Substitution and (ii) a Substitution approval fee to Loan Servicer equal to 0.15% of the unpaid principal balance of the Loan to which the Substitution relates, but not to exceed $100,000 per Substitution. The review fee paid pursuant to Section 2(a) will be credited to the Substitution approval fee set forth in clause (i) of the immediately preceding sentence.

(b)	The Borrower that requested the Substitution must execute and deliver to Lender the following documents, all of which must be acceptable in form and substance to Lender in its sole, but reasonable, discretion:
(i)	an amendment to the Note, or an amended and restated note, signed by the Borrower and acknowledged by the Guarantor, to change the reference to

“Mortgaged Property” to the “Substitute Property”, to change the reference to “Security Instrument” to the “Substitute Security Instrument” (described below), to change the governing law to the law of the jurisdiction in which the Substitute Property is located, and to incorporate any changes to the Note necessitated by reason of the change in the governing law or by changes in the form of the Substitute Security Instrument; provided, however, any amended and restated note will include the document modifications contained in Exhibit A to the Note (other than property-specific modifications);

(ii)	an amendment to the Security Instrument or a new security instrument (the “Substitute Security Instrument”) encumbering the Substitute Property, in the then-current Freddie Mac form of Security Instrument for the jurisdiction in which the Substitute Property is located, and including all of the document modifications contained in Exhibit B to the Security Instrument (other than property-specific modifications) and such additional property-specific modifications, as Lender may require, recorded among the appropriate land records for the Substitute Property;

(iii)	a new Repair Agreement and/or Repair Escrow Agreement, as applicable, with respect to the Substitute Property, in the then-current Freddie Mac form of Repair Agreement and/or Repair Escrow Agreement including all of the document modifications contained in the document modifications exhibit forming part of any Repair Agreement or Repair Escrow Agreement pertaining to the Mortgaged Property (other than property-specific modifications);

(iv)	a new Replacement Reserve Agreement with respect to the Substitute Property, in the then-current Freddie Mac form of Replacement Reserve Agreement and including all of the document modifications contained in the document modifications exhibit forming part of the Replacement Reserve Agreement pertaining to the Mortgaged Property (other than property-specific modifications);

(v)	new Uniform Commercial Code financing statements properly filed and recorded to perfect Lender’s security interest in the Substitute Property to the extent that such security interests may be perfected by filing or recording financing statements;

(vi)	an amendment to the Cross-Collateralization Agreement substituting the Substitute Property for the To-Be-Released Property and cross-defaulting and cross-collateralizing the Substitute Property with such other Loans and properties as well as any other documentation that Lender may reasonably require in connection with the Cross-Collateralization Agreement;

(vii)	opinion for Borrower and Guarantor, if applicable, in substantially the same form delivered in connection with the origination of the Loan;

(viii)	such additional documentation as Lender in its sole discretion may require to grant to Lender a perfected first lien and security interest in the Substitute Property and to otherwise implement the Substitution; and

(ix)	if requested by Lender, a ratification and confirmation of the continued obligation of each Guarantor.

(c)	At the option of the Borrower, immediately prior to the Substitution, another entity meeting the ownership requirements set forth in Section 2 (c) above (such entity being a “New Borrower”), may assume the obligations of the Borrower under the Note for the Loan to which the Substitution relates, pursuant to an endorsement to the Note prepared by Lender and executed and delivered by the New Borrower. The New Borrower will then execute, deliver, record, and file the documents referred to in subsection 3(b).

(d)	The Borrowers must cause to be delivered to Lender a mortgagee’s title insurance policy, dated the date of the recording of the Substitute Security Instrument, in accordance with the commitment for title insurance referred to in subsection 2(i).

(e)	Any New Borrower must sign, and all other Borrowers must execute an update to the Substitution Schedule prepared by Lender. The Substitution Schedule will be updated to reflect the Substitution and will include, among other information required, Lender’s underwritten LTV and DCR for the Substitute Property.

(f)	Upon completion of the Substitution, at the expense of the Borrowers, the To-Be-Released Property will be released from the lien of the Security Instrument and the Cross-Collateralization Agreement; provided that any document effecting such release must expressly provide that the Indebtedness has not been paid in full and that the recording of the release is not intended to create any presumption to the contrary.

(g)	If Lender consents to the Substitution pursuant to Section 2 of this Agreement, but the Borrower that requested the Substitution is unable to effect a contemporaneous Substitution of the Substitute Property for the To-Be-Released Property, such Borrower will have the following option, subject to the conditions set forth below:
(i)	Borrower must provide Lender with thirty (30) days prior written notice that Borrower intends to complete the Substitution subsequent to the release of the Mortgaged Property (“Release”).

(ii)	Borrower must deliver to Lender an unconditional, irrevocable letter of credit (“Letter of Credit”) in form and content, from an issuer and accompanied by an opinion of counsel to the Letter of Credit issuer, all acceptable to Lender, for a term of not less than twelve (12) months, in an amount determined by Lender in Lender’s discretion.

(iii)	Borrower must continue to make monthly payments under the applicable Note in accordance with the terms of the Note until the Substitution has been completed, and thereafter under the terms of the Note, as amended or amended and restated pursuant to Section 3(b)(i) above.

(iv)	Borrower must complete the Substitution within six (6) months after the Release. If Borrower completes the Substitution prior to the end of the 6-month period, Lender will return the Letter of Credit to the Borrower.

(v)	If Borrower does not complete the Substitution within the 6-month period, or if an Event of Default occurs and is continuing, Lender will provide written notice to Borrower of its intent to draw on the Letter of Credit, and, if Borrower does not deposit with Lender cash in an amount equal to the face amount of the Letter of Credit to be so drawn by Lender (the “Substitute Cash”) within five (5) business days after such notice from Lender, Lender shall have the right to thereafter draw on the Letter of

Credit and apply the proceeds to the Indebtedness and Borrower must pay any prepayment premium due and payable as a result of such application. If Borrower does deposit the Substitute Cash with Lender in accordance with the foregoing provisions, (y) Lender shall have the right to apply the Substitute Cash to the Indebtedness and Borrower must pay any prepayment premium due and payable as a result of such application and (z) Lender shall promptly return the original Letter of Credit to the Borrower. No portion of the Letter of Credit proceeds or Substitute Cash may be used by Borrower to satisfy the prepayment premium. If Lender draws on the Letter of Credit or receives Substitute Cash in lieu thereof, under the circumstances set forth in this Section, it will be deemed to be a “Release” of a Property pursuant to Section 14 of the Cross-Collateralization Agreement.

(vi)	At any time, (A) no more than two (2) Loans secured by Letters of Credit under this Section may be outstanding, (B) the aggregate unpaid principal balance of all Loans secured by Letters of Credit under this Section must be less than fifty percent (50%) of the aggregate unpaid principal balance of all Loans then outstanding, and (C) the number of Loans secured by Letters of Credit under this Section must be less than fifty percent (50%) of the aggregate number of Loans then subject to the Cross-Collateralization Agreement.

(vii)	Except as set forth in this Section, Substitutions made pursuant to this Section are subject to all other requirements for Substitutions set forth in this Agreement.
4.	Notices. All notices under this Agreement must be in writing and must be given in the manner provided in the Security Instruments.

5.	Successors and Assigns. The Borrowers’ rights under this Agreement may not be assigned, except that a New Borrower must become a Borrower as provided in this Agreement. This Agreement shall be binding upon and shall inure to the benefit of Lender and Lender’s successors and assigns.

6.	Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The Borrowers irrevocably submit to the jurisdiction of any federal or state court (without intending to limit any right on the part of Lender or any successor to Lender to remove a matter to a particular court) sitting in the Commonwealth of Virginia, over any suit, action or proceeding arising out of or relating to this Agreement. The Borrowers hereby submit to the in personam jurisdiction of each such court in any matter involving this Agreement. Each Borrower irrevocably waives, to the fullest extent permitted under applicable law, any objections it may now or hereafter have to the venue of any suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each Borrower acknowledges that it has received material and substantial consideration for the right to effect Substitutions under this Agreement and that the foregoing venue provisions of this Section 6 are integral to Lender’s entering into and performance of this Agreement.

7.	Course of Dealing. No course of dealing among the parties to this Agreement must operate as a waiver of any rights of any party under this Agreement.

8.	WAIVER OF TRIAL BY JURY. EACH BORROWER AND LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT THAT IS

TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.
9.	Entire Agreement. This Agreement, together with the Note, Mortgage and Loan Documents relating to each Loan, contain the entire agreement among the parties as to the rights granted and the obligations assumed in this Agreement. To the extent that this Agreement conflicts with the terms of the other Loan Documents, this Agreement shall govern and control.

10.	Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.
IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.

ORIGINAL BORROWER: ALAMEDA FINANCING, L.P., a Delaware limited partnership
By:	California Multiple Financing, Inc., a Maryland
corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: MISSION BAY NORTH FINANCING, L.P., a Delaware limited partnership
By:	California Multiple Financing, Inc., a Maryland
corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: GATES FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: HARBOR FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: 4100 MASSACHUSETTS AVENUE ASSOCIATES, L.P., a District of Columbia limited partnership
By:	AvalonBay Communities, Inc., a Maryland
corporation, its general partner

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: AVALONBAY COMMUNITIES, INC., a Maryland corporation
By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL IDOT GUARANTOR: AVALONBAY TRAVILLE, LLC, a Maryland limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: SHADY GROVE ROAD FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Traville, LLC, a Maryland limited
liability company, its sole member

By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: GARDENS FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: EDGEWATER FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: FREEHOLD FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: RUN EAST II FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: BELLEVUE FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: AVALONBAY SHREWSBURY, INC., a Maryland corporation
By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

ORIGINAL BORROWER: WOBURN FINANCING, LLC, a Delaware limited liability company
By:	AvalonBay Communities, Inc., a Maryland
corporation, its sole member

By:	/s/ Joanne M. Lockridge
Joanne M. Lockridge
Senior Vice President-Finance

LENDER: DEUTSCHE BANK BERKSHIRE MORTGAGE, INC., a Delaware corporation
By:	/s/ Steven B. Wendel
Steven B. Wendel
Officer

By:	/s/ Denis G. Leger
Denis G. Leger
Officer